Exhibit 21.1

U.S. SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Formation
Alternative Apparel, Inc.	Delaware
BA International, L.L.C.	Delaware
Berlei (US) LLC	Delaware
Caribesock, Inc.	Delaware
Caribetex, Inc.	Delaware
CASA International, LLC	Delaware
CC Products LLC	Delaware
Ceibena Del, Inc.	Delaware
Event 1 LLC	Kansas
GearCo LLC	Delaware
GFSI Holdings LLC	Delaware
GFSI LLC	Delaware
GTM Retail, Inc.	Kansas
Hanes El Pedregal Holdings LLC	Delaware
Hanes Jiboa Holdings LLC	Delaware
Hanes Menswear, LLC	Delaware
Hanes Minority Holdings LLC	Delaware
Hanes Puerto Rico, Inc.	Delaware
Hanesbrands Direct, LLC	Colorado
Hanesbrands Distribution, Inc.	Delaware
Hanesbrands Export Canada LLC	Delaware
HBI Branded Apparel Enterprises, LLC	Delaware
HBI Branded Apparel Limited, Inc.	Delaware
HbI International, LLC	Delaware
HBI Playtex Bath LLC	Delaware
HBI Receivables LLC	Delaware
HBI Sourcing, LLC	Delaware
Inner Self LLC	Delaware
It’s Greek To Me, Inc.	Kansas
Jasper-Costa Rica, L.L.C.	Delaware
Knights Apparel LLC	Delaware
Knights Holdco LLC	Delaware
Maidenform (Bangladesh) LLC	Delaware
Maidenform (Indonesia) LLC	Delaware
Maidenform Brands LLC	Delaware
Maidenform International LLC	Delaware
Maidenform LLC	Delaware
MF Retail LLC	Delaware
MFB International Holdings S.a r.l., U.S. Branch	United States
Playtex Dorado, LLC	Delaware
Playtex Industries, Inc.	Delaware
Playtex Marketing Corporation (50%) owned)	Delaware
Seamless Textiles, LLC	Delaware
UPCR, Inc.	Delaware
UPEL, Inc.	Delaware

NON-U.S. SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Formation
Bali Dominicana Textiles, S.A.	Panama/DR
Bali Dominicana, Inc.	Panama/DR
Berlei (Europe) Limited	United Kingdom
Berlei International Limited	Hong Kong
Berlei IP Limited	Hong Kong
Canadelle Holding Corporation Limited	Canada
Canadelle Limited Partnership	Canada
Cartex Manufacturera S. de R. L.	Costa Rica
CASA International, LLC Holdings S.C.S.	Luxembourg
Caysock, Inc.	Cayman Islands
Caytex, Inc.	Cayman Islands
Caywear, Inc.	Cayman Islands
Ceiba Industrial, S. De R.L.	Honduras
Champion (UK) (Champion Products Europe Limited - UK Branch)	United Kingdom
Champion Athletics SRB d.o.o.	Serbia
Champion Deutschland GmbH	Germany
Champion Europe S.r.l.	Italy
Champion Europe S.p.A. Greek Branch	Greece
Champion Europe S.r.l. Italia Carpi Sucursala Bucuresti (Romanian Branch)	Romania
Champion Europe S.p.A. Sucursal en Espana (Spanish Branch)	Spain
Champion Europe Services S.r.l.	Italy
Champion International Trademarks GmbH (Champion International Trademarks S.a r.l.)	Switzerland
Champion Northern Europe (Champion Products Europe Limited - Norwegian Branch)	Norway
Champion Northern Europe, Branch (Champion Products Europe Limited - Swedish Branch)	Sweden
Champion Product SRL	Romania
Champion Products Europe Limited	Ireland
Champion Turkey A.S.	Turkey
Choloma, Inc.	Cayman Islands
Confecciones Atlantida S. De R.L.	Honduras
Confecciones del Valle, S. De R.L.	Honduras
Confecciones El Pedregal Inc.	Cayman Islands
Confecciones El Pedregal S.A. de C.V.	El Salvador
Confecciones Jiboa S.A. de C.V.	El Salvador
Confecciones La Caleta	Cayman Islands
Confecciones La Herradura S.A. de C.V.	El Salvador
Confecciones La Libertad, Ltda de C.V.	El Salvador
DBApparel UK Trading Ltd	United Kingdom
Dos Rios Enterprises, Inc.	Cayman Islands
Game 7 Athletics S.r.l.	Italy
GFSI Canada Company	Canada
GFSI LLC - Hong Kong Branch	Hong Kong
GFSI Southwest, S. de R.L. de C.V.	Mexico
Hanes (Shanghai) Business Service Co., Ltd.	China

Name of Subsidiary	Jurisdiction of Formation
Hanes Australasia Limited	Australia
Hanes Australia Pty Ltd	Australia
Hanes Austria GmbH	Austria
Hanes Benelux BVBA/SPRL	Belgium
Hanes Benelux BVBA/SPRL - Netherlands Branch	Netherlands
Hanes Bodywear Germany GmbH	Germany
Hanes Brands Incorporated de Costa Rica, S.A.	Costa Rica
Hanes Caribe, Inc.	Cayman Islands
Hanes Central Services Europe S.A.S.	France
Hanes Choloma, S. de R. L.	Honduras
Hanes Colombia, S.A.	Colombia
Hanes Commercial Europe S.a r.l.	Luxembourg
Hanes Commercial Europe S.a r.l. Sucursal en Espana	Spain
Hanes Czech Republic, s.r.o.	Czech Republic
Hanes de Centroamerica S.A.	Guatemala
Hanes de El Salvador, S.A. de C.V.	El Salvador
Hanes Direct Marketing France S.A.S.	France
Hanes Dominican, Inc.	Cayman Islands
Hanes E-Commerce Europe S.A.S.	France
Hanes Finance Europe S.A.S.	France
Hanes France S.A.S.	France
Hanes Germany GmbH	Germany
Hanes Global Holdings Luxembourg S.a r.l.	Luxembourg
Hanes Global Supply Chain Europe S.a r.l.	Luxembourg
Hanes Global Supply Chain Germany GmbH	Germany
Hanes Global Supply Chain Philippines, Inc.	Philippines
Hanes Global Supply Chain Romania SRL	Romania
Hanes Global Supply Chain Slovakia AS	Slovakia
Hanes Holdings Asia Limited	Hong Kong
Hanes Holdings Australasia Pty Ltd	Australia
Hanes Holdings Hong Kong Limited	Hong Kong
Hanes Holdings Lux S.à.r.l.	Luxembourg
Hanes Holdings UK Limited	United Kingdom
Hanes Hungary KFT	Hungary
Hanes Ink Honduras, S.A. de C.V.	Honduras
Hanes Innerwear Australia Pty Ltd	Australia
Hanes IP Bonds Australia Pty Ltd	Australia
Hanes IP Europe S.a r.l.	Luxembourg
Hanes IP Sports Australia Pty Ltd	Australia
Hanes Italy Srl	Italy
Hanes Menswear Puerto Rico, Inc.	Puerto Rico
Hanes Netherlands Holdings B.V.	Netherlands
Hanes New Zealand Limited	New Zealand
Hanes Operations Europe S.A.S.	France
Hanes Outsourcing Philippines Inc.	Philippines
Hanes Panama Inc.	Panama
Hanes Poland Sp z.o.o.	Poland
Hanes Portugal, Lda.	Portugal
Hanes Rus OOO	Russian Federation

Name of Subsidiary	Jurisdiction of Formation
Hanes Singapore Pte. Ltd.	Singapore
Hanes South Africa (PTY) Limited	South Africa
Hanes Switzerland GmbH	Switzerland
Hanes Technology Services Australia Pty Ltd	Australia
Hanes Trading (Shanghai) Company Ltd	China
Hanesbrands (HK) Limited	Hong Kong
Hanesbrands (Nanjing) Textile Co., Ltd.	China
Hanesbrands (Vietnam) Company Limited	Vietnam
Hanesbrands Apparel (Hong Kong) Limited	Hong Kong
Hanesbrands Apparel India Private Limited	India
Hanesbrands Apparel South Africa (Proprietary) Limited	South Africa
Hanesbrands Argentina S.A.	Argentina
Hanesbrands Australia Pty Limited	Australia
Hanesbrands Brasil Textil Ltda.	Brazil
Hanesbrands Canada NS ULC	Canada
Hanesbrands Caribbean Logistics, Inc.	Cayman Islands
Hanesbrands Chile SpA	Chile
Hanesbrands Corporate Services (Hong Kong) Limited	Hong Kong
Hanesbrands Corporate Services/ Jordan LLC	Jordan
Hanesbrands Dominicana, Inc.	Cayman Islands
Hanesbrands Dos Rios Textiles, Inc.	Cayman Islands
Hanesbrands El Salvador, Ltda. de C.V.	El Salvador
Hanesbrands Finance Luxembourg S.C.A.	Luxembourg
Hanesbrands GP Luxembourg S.a r.l.	Luxembourg
Hanesbrands Holdings (Mauritius) Limited	Mauritius
Hanesbrands Holdings Singapore Pte. Ltd.	Singapore
Hanesbrands International (Shanghai) Co. Ltd.	China
Hanesbrands International (Thailand) Ltd.	Thailand
Hanesbrands International Honduras S. de R.L.	Honduras
Hanesbrands Japan Inc.	Japan
Hanesbrands Luxembourg Holding Hong Kong Limited	Hong Kong
Hanesbrands Philippines Inc.	Philippines
Hanesbrands ROH Asia Ltd.	Thailand
Hanesbrands Slovakia s.r.o.	Slovakia
Hanesbrands Spain S.A.U.	Spain
Hanesbrands Switzerland Holdings GmbH	Switzerland
Hanesbrands UK Ltd	United Kingdom
Hanesbrands UK Limited - Irish Branch	Ireland
Hanesbrands Vietnam Hue Company Limited	Vietnam
HBI Alpha Holdings, Inc.	Cayman Islands
HBI Australia Acquisition Co. Pty Ltd.	Australia
HBI Australia Holding Co. Pty Ltd.	Australia
HBI Beta Holdings, Inc.	Cayman Islands
HBI Compania de Servicios, S.A. de C.V.	El Salvador
HBI Holdings Lux S.a r.l.	Luxembourg
HbI International Holdings S.à r.l.	Luxembourg
HbI International Holdings S.à r.l., Bertrange, Zurich Branch	Switzerland
HBI IP Outerwear Australia Pty Ltd	Australia
HBI Italy Acquisition Co. S.r.l.	Italy

Name of Subsidiary	Jurisdiction of Formation
HBI Manufacturing (Thailand) Co., Ltd.	Thailand
HBI RH Mexico, S. De R.L. de C.V.	Mexico
HBI Risk Management Ltd.	Bermuda
HBI Servicios Administrativos de Costa Rica, S.A.	Costa Rica
HBI Socks de Honduras, S. de R.L. de C.V.	Honduras
HBI Sourcing Asia Limited	Hong Kong
HBI Sourcing Asia Limited - Philippine RHQ (Branch)	Philippines
HBI Uno Holdings, Inc.	Cayman Islands
Industrias El Porvenier, S. de R.L.	Honduras
Inversiones Bonaventure S.A. de C.V.	El Salvador
It’s Greek To Me, Inc. Shenzhen Representative Office	China
J.E. Morgan de Honduras, S.A.	Honduras
Jasper Honduras, S.A.	Honduras
Jasper-Salvador, S.A. de C.V.	El Salvador
Jogbra Honduras, S.A.	Honduras
Maidenform (Asia) Limited	British Virgin Islands
Maidenform (Bangladesh) LLC - Bangladesh Liaison Office	Bangladesh
Maidenform (U.K.) Limited	United Kingdom
Maidenform Brands Germany GmbH	Germany
Maidenform Brands International Limited	Ireland
Maidenform Brands Spain, S.R.L.	Spain
Manufacturera Ceibena S. de R.L.	Honduras
Manufacturera Comalapa S.A. de C.V.	El Salvador
Manufacturera de Cartago, S.R.L.	Costa Rica
Manufacturera San Pedro Sula, S. de R.L.	Honduras
Mediterraneo S.p.A.	Italy
MF Brands S.A. de C.V.	Mexico
MF Supreme Brands de Mexico, S.A. de C.V.	Mexico
MFB International Holdings S.a r.l.	Luxembourg
Playtex Puerto Rico, Inc.	Puerto Rico
PT Hanes Supply Chain Indonesia	Indonesia
PT. HBI Sourcing Indonesia	Indonesia
PTX (D.R.), Inc.	Cayman Islands
PW France S.A.S.	France
Rinplay S. de R.L. de C.V.	Mexico
Sagepar SARL	France
Seamless Puerto Rico, Inc.	Puerto Rico
Servicios de Soporte Intimate Apparel, S. de R.L.	Costa Rica
Shared Apparel Services Pty Ltd	Australia
Sheridan Australia Pty Limited	Australia
Sheridan N.Z. Limited	New Zealand
Sheridan U.K. Limited	United Kingdom
Socks Dominicana S.A.	Dominican Republic
Sthgirw Workwear Pty Ltd	Australia
Texlee El Salvador, Ltda. de C.V.	El Salvador
The Harwood Honduras Companies, S. de R.L.	Honduras
Tricotbest B.V. in liquidation	Netherlands
Universo Finanziaria S.p.A.	Italy
Universo Sport Immobiliare S.r.l.	Italy

Name of Subsidiary	Jurisdiction of Formation
VSE Verwaltungsgesellschaft mbH	Germany
Yakka (Wodonga) Pty. Ltd.	Australia